SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                                June 18, 2002
______________________________________________________________________________
                      (Date of earliest event reported)



                         Commonwealth Bancorp, Inc.
______________________________________________________________________________
            (Exact name of registrant as specified in its charter)



   Pennsylvania                     0-27942                      23-2828883
______________________________________________________________________________
(State or other jurisdiction (Commission File Number)          (IRS Employer
    of incorporation)                                      Identification No.)



2 West Lafayette Street, Norristown, Pennsylvania                  19401
______________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)



                               (610) 313-1600
______________________________________________________________________________
            (Registrant's telephone number, including area code)



                               Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)







Item 5.  Other Events
         ------------

    On June 18, 2002, Commonwealth Bancorp, Inc. announced that its Board of Directors has declared a cash dividend of $0.17 per share of common stock. The dividend is payable on July 12, 2002 to shareholders of record at the close of business on June 18, 2002. For additional information, reference is made to the Press Release, dated June 18, 2002, which is attached hereto as
Exhibit 99 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

    (a)  Financial Statements.

         Not Applicable.

    (b)  Pro Forma Financial Information.

         Not Applicable

    (c)  Exhibits:

         99        Press Release, dated June 18, 2002



















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                                 SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 COMMONWEALTH BANCORP, INC.



Date: June 19, 2002              By:  /s/Charles M. Johnston
                                      ----------------------
                                      Charles M. Johnston
                                      Chief Financial Officer






















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